Exhibit 99.2

AECOM Investor 2020 Day BOSTON LOGAN INTERNATIONAL AIRPORT United States Serving several design and construction management roles across the 18th busiest airport in the United States. 2020 Investor Day

Disclosures Safe Harbor Except for historical information contained herein, this presentation contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, financial and business projections, including but not limited to revenue, earnings, operating and free cash flows, stock repurchases; cost savings, proposed sale of the Management Services business; pro forma results of the Professional Services business; self-perform at-risk construction exposure; real estate; any statements of the plans, strategies and objectives for future operation profitability, risk profile and investment strategies; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and other similar words. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed in this presentation. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in forward-looking statements include, among others, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; dependence on long-term government contracts and uncertainties related to government contract appropriations; governmental agencies may modify, curtail or terminate our contracts; government contracts are subject to audits and adjustments of contractual terms; unexpected government shutdowns and impacts caused by Brexit or tariffs; losses under fixed-price contracts; limited control over operations run through our joint venture entities; misconduct by our employees or consultants or our failure to comply with laws or regulations applicable to our business; maintain adequate surety and financial capacity; our leveraged position and ability to service our debt and guarantees; exposure to legal, political and economic risks in different countries as well as currency exchange rate fluctuations; retaining and recruiting key technical and management personnel; legal claims and inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; risks and costs associated with the sale of the Management Services business; dependence on partners and third parties who fail to satisfy their obligations; AECOM Capital Real Estate development projects; managing pension costs and cybersecurity, IT outages and data privacy; and changing client demands, fiscal positions and payments. Additional factors that could cause actual res ults to differ materially from our forward-looking statements are set forth in our most recent periodic report (Form 10-K or Form 10-Q) filed and our other filings with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statement. Non-GAAP Measures This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe that non-GAAP financial measures such as adjusted EBITDA, adjusted operating income, return on invested capital, net service revenue and free cash flow provide a meaningful perspective on our business results as we utilize this information to evaluate and manage our business. For example, we use adjusted EBITDA and operating income to exclude the impact of non-operating items, such as acquisition and integration expenses, and non-core operating losses to aid investors in better understanding our core performance results. We use free cash flow to represent the cash generated after capital expenditures to maintain our business. Our non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is found in the attached appendix and in our earnings release on the Investors section of our Web site at: http://investors.aecom.com. When we provide our long term projections for pro forma Professional Services; adjusted EBITDA, free cash flow, return on invested capital pro forma results assuming the sale of the Management Services business and the exit of at-risk, self-perform construction businesses; and free cash flow on a forward-looking basis, the closest corresponding GAAP measure and a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to the length, high variability, complexity and low visibility associated with the non-GAAP expectation projected against the multi-year forecast which could significantly impact the GAAP measure. Our presentation of pro forma Professional Services metrics includes the results of the DCS, Construction Management and AECOM Capital businesses, and excludes the Management Services business and at-risk, self-perform businesses within the Construction Services segment, which the Company intends to divest. Pro forma Professional Services also excludes expected stranded costs associated with planned separations and divestitures that are expected to be eliminated. The pro forma Professional Services metrics reflect our current estimates based on information available as of this presentation. The pro forma Professional Services financial metrics may differ materially from the presented amounts due to expected dispositions or divestures of our Management Service business and our at-risk, self-perform construction businesses and other unexpected developments or adjustments that may arise. We believe this information helps provide additional insight into the underlying trends of our business when comparing current performance against prior periods and the impact of expected dispositions or divestures of our Management Service business and our at-risk, self-perform construction businesses. 2020 Investor Day Page 1

Today’s Agenda 2020 Investor Day Page 2 Speaker Subject Mike Burke Chairman & Chief Executive Officer –Introductions and Safe Harbor Statement –Key Messages –Executing on Our Commitments –Positioned for a Strong Future Lara Poloni Chief Executive, EMEA –Business Overview –Capitalizing on Our Strengths Steve Morriss Group President – Design & Consulting Services, Americas –Business Overview –Capitalizing on Our Strengths Troy Rudd Chief Financial Officer –Professional Services Overview –FY’21 Financial Outlook and Long-Term Financial Targets –Cash Flow Detail and Capital Allocation Priorities –Closing Comments All –Q&A

Michael S. Burke Chairman Chief Executive Officer 2020 Investor Day

Key Messages from Today: Delivering on Our Transformation EXECUTING ON OUR STRATEGIC AND FINANCIAL COMMITMENTS Delivered 13% adjusted EBITDA1 growth, a near-record backlog and record-high DCS margins, and our Professional Services business2 had even stronger 25% adjusted EBITDA1 growth and 19% backlog growth TRANSFORMING INTO A FOCUSED, HIGHER-VALUE PROFESSIONAL SERVICES FIRM We have taken and continue to take several strategic actions to transform into a higher-returning and lower-risk Professional Services business EXTENDING OUR LEADERSHIP POSITION WITH INNOVATION AND TECHNOLOGY Through innovation, technology, our unrivaled scale and depth of expertise, we are shaping how our clients solve their most complex challenges and growing our market share SETTING AMBITIOUS TARGETS TO LEAD OUR INDUSTRY We are focused on achieving industry-leading margins, ROIC3 and free cash flow4 conversion by executing on our strategic and financial objectives MAXIMIZING SHAREHOLDER VALUE Announced sale of the Management Services business at a premium valuation, which accelerates our balance sheet transformation and planned stock repurchases under our remaining $760 million Board authorization 2020 Investor Day Page 4

Executing on Our Strategic & Financial Commitments WHAT WE SAID WE WOULD DO WHAT WE’ VE DONE Exceeded our expectations on nearly every metric in FY’19, including 13% adjusted EBITDA1 growth, record free cash flow4 in the fourth quarter and near-record wins and backlog ACHIEVE OUR FY’19 FINANCIAL TARGETS EXECUTE STRATEGIC ACTIONS TO DE-RISK AND NARROW OUR FOCUS Executed a series of initiatives to transform AECOM into a more focused and profitable enterprise, including a substantial reduction in G&A, our extraction from lower-returning businesses and the planned exit of more than 30 countries Delivered all-time high DCS adjusted operating margins1 in Q4’19 and FY’19, inspiring confidence in our FY’20 margin targets and our pursuit of long-term financial targets to lead our industry SUBSTANTIALLY INCREASE OUR MARGINS UNLOCK SIGNIFICANT SHAREHOLDER VALUE Announced an agreement to sell the Management Services business at a premium valuation, positioning us to transform our balance sheet Executed stock repurchases and debt reduction; expect to execute additional debt reduction and stock repurchases with MS sale proceeds and substantially all future free cash flow4 FOCUS CAPITAL ALLOCATION 2020 Investor Day Page 5

Transformation into a Professional Services Business

We Are Focused On…

- ✓ Being a leading Professional Services company led by investments in the industry's brightest people and innovations that shape how our clients solve their most complex and critical challenges
- ✓ Operating a higher-returning and lower-risk professional services company with industry-leading margins and ROIC[3]
- ✓ Maintaining a high-quality balance sheet and generating consistently strong cash flow
- ✓ Delivering substantial shareholder value by executing our capital allocation policy, including returning substantially all cash flow to investors

We Will Not…

- × Provide all services to all clients in all markets
- × Focus on growth at the expense of returns on capital
- × Expose the company to asymmetric risk-reward profiles in higher-risk projects or markets

As a Professional Services Business, AECOM Is Built for Success

2020 Investor Day Page 6

AECOM

AECOM Value Proposition ✓ We will complete our transformation into a Professional Services company before the end of FY’20, resulting in a higher-returning, lower-risk, highly-diverse business with a proven ability to grow through economic cycles ✓ Consistently strong cash flow profile with high-quality public and private sector clients ✓ Focused investments in people and innovation to fully leverage our scale to expand our competitive advantages and build an enduring leadership position ✓ Capital allocation policy focused on organic investments while returning substantially all free cash flow to shareholders through debt reduction and stock repurchases 2020 Investor Day Page 7

Lara Poloni Chief Executive – EMEA 2020 Investor Day

DCS International Overview KEY BUSINESS HIGHLIGHTS: • World-class design and program management capabilities Diverse Client Base Public-Sector Private-Sector 48% 52% (% of DCS International FY’19 NSR ) 5 • Leaders in our largest markets, led by the U.K., Australia-New Zealand, Hong Kong and the Middle East • Bringing the full breadth of our capabilities creates a competitive advantage on major pursuits, including mega city development 7% Facilities Transportation Environment & Water Power / Industrial Attractive End Market Mix (% of DCS International FY’19 NSR5) 20% 40% • Narrowing focus on higher-returning and lower-risk end markets and countries where the risk-reward and long-term growth opportunities align with our strategic and financial priorities 33% 16% U.K. & Ireland Australia-New Zealand Hong Kong Middle East Continental Europe Other 26% Diverse Geographic Exposure (% of DCS International FY’19 NSR5) • Focusing business development spend and capital deployment on greatest opportunities 15% 19% 17% 2020 Investor Day Page 9

Key International Market Trends as public infrastructure investment with developing position in growth decommissioning, including 2020 Investor Day Page 10 AUSTRALIA + NEW ZEALAND Market has experienced steady growth over the past several years has increased. Strong position in core markets markets such as environment PFAS. HONG KONG The continuing political turmoil in Hong Kong has resulted in a slow down in the economy; however AECOM continues to work on key projects and build on our position as the leading designer and project management consultancy in the region. MIDDLE EAST AECOM continues to lead the market, winning project management opportunities on mega projects and key infrastructure projects across the region. Saudi Crown Price committed to implementation of Vision 2030. UK + IRELAND Brexit has been delayed until at least January. Monitoring macroeconomic environment to ensure resilience across a range of potential outcomes. U.K. government is committed to growth, prioritizing infrastructure investments to combat uncertainty. Our leading position allows us to capitalize on opportunities.

Strategic Initiatives to Drive the International Business

PROACTIVE STEPS TO DELIVER IMPROVED FINANCIAL PERFORMANCE

1 AUSTRALIA-NEW ZEALAND

- Substantially restructured the business following the decline in natural resources investment activity, contributing to an 80% increase in profit since FY'16
- Contracted backlog up nearly 40% since FY'16, with key wins in place to sustain momentum


Perth Stadium Railway Station - Australia

2 U.K., IRELAND AND CONTINENTAL EUROPE

- Substantially reduced G&A, resulting in improved FY'19 profitability and expected double-digit profit growth in FY'20
- Invested in key hires to expand client and partner relationships; secured 259 positions on Frameworks, positioning us well for the recovery
- Consolidating operating footprint to increase focus on core services, clients and markets



3 MIDDLE EAST

- Selective pursuit and client strategy, with a focus on PMOs for rapid growth
- Flexible talent acquisition strategy while continuing to monitor geopolitical context and manage risk exposure


Hong Kong West Kowloon Station

4 HONG KONG

- Long-term fundamental drivers are intact, though continually assessing changing geopolitical landscape
- Dominant market position, with key positions on iconic infrastructure projects that have built our resume globally
- Positioned to manage through short-term economic issues and capitalize on the long-term investment plans

2020 Investor Day Page 11

AECOM

KSA Journey – Key Wins and Opportunities CAPITALIZING $500 BILLION MEGACITY DEVELOPMENT OPPORTUNITY IN NEOM BAY ON A Deployment of world-class experts to support the delivery of key projects Focus on key client relationships Positioning in the market Future opportunities Key wins Partnering with universities to best position for opportunities Selective pursuit and client account management strategy Innovative and flexible talent deployment strategy Awarded several hundred million dollars of wins in FY’19 Focusing on PMOs for rapid growth 2020 Investor Day Page 12

Innovating Hand-in-Hand with Our Clients HELPING CLIENT ADDRESS PFAS: MODULAR DELIVERY: • Fully integrated solution: design, engineering, assembly and project delivery • Process for decontaminating sites exposed to per-and polyfluoroalkyl substances (PFAS) • 50% reduction in program time with 95% of build delivered offsite • Large number of sites: airports, fire stations, industrial areas • DE-FLUORO™ technology enables on-site destruction • High-performing, targeting net-zero environmental impact • Economically and environmentally sustainable • Can be fully demounted for reuse or relocation • Well positioned as a leader to capitalize on an estimated more than $100 billion market opportunity expected over the next several decades 2020 Investor Day Page 13

Steve Morriss Group President Design & Consulting Services – Americas 2020 Investor Day

Design & Consulting Services Americas (DCSA) Overview

KEY BUSINESS HIGHLIGHTS:

- World-class design and engineering capabilities
- Consistently ranked #1 by ENR in key transportation, environmental and facilities markets
- Broad employee base with skillsets necessary to address a wide array of client needs
- Lower-risk, higher-returning business with consistently strong cash flow generation and returns on capital
- Proven track record of performing across varied economic cycles, supported by a diverse mix of clients and end market exposure

Client Type

(% of DCSA FY'19 NSR[1])


7%
40%
30%
23%
State & Local Governments
Federal U.S. Government
Private
Non-U.S. Government

Attractive End Market Mix

(% of DCSA FY'19 NSR[1])


3%
19%
39%
19%
20%
Transportation
Environment
Water
Facilities
Power / Industrial

Broad Employee Base

(% of Client-Facing Employees)


5%
6%
5%
20%
47%
37%
Engineers
Consultants & Planners
Scientists
Designers
Digital & Innovation Experts
Other

2020 Investor Day Page 15

AECOM

Enhancing Profitability and Positioning for Growth FY’17 – FY’18 FY’19 FY’20+ Driving growth, further enhancing margins Cost reductions to drive Efficiency and client focus margin improvement • Streamline procurement to recognize benefits and savings with existing vendor relationships • Simpler and more client-facing structure to drive efficiency, consistency and client focus • Consolidation from 9 to 5 Regions to further simplify organizational model • Reduction of overhead to drive margins • Driving resourcing strategy to engage in regional work sharing to utilize existing labor capacity and drive NSR growth Increase use of Global Design/Shared Services Centers to realize full margin potential • Restructured Environment Business to align workforce to better service our high-end consulting and major program clients • Evaluated real estate portfolio and engaged in footprint reduction to match needs of business • • Improved project risk management and delivery Increased Utilization Increased Employee Engagement Enhanced Net Promoter Score 2020 Investor Day Page 16

FY'19 Performance Reflects Successful Execution of Our Strategy

- These efforts have contributed to record performance in FY'19
  - Substantially improved margins and profitability
  - Record contracted backlog position provides strong visibility into future growth
  - Strong cash flow
- Expect further margin improvement in FY'20 as we execute additional actions to increase efficiency



DCSA Contracted Backlog
DCSA NTM Revenue % of Contracted Backlog
(billions)
$7.0
$6.0
$5.0
$4.0
100%
80%
60%
40%
20%
0%
Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19

KEY FY'19 ACCOMPLISHMENTS

11.8% *Q4'19 DCS Adj. Operating Margin[1]*
(On an NSR[5] basis, including record profitability in the Americas)

8% *DCSA Contracted Backlog Growth*
(as of Q4'19)

2020 Investor Day Page 17

AECOM

Strong Trends Across Our Markets

AECOM is Built on a Proud Legacy of Leadership in Our Core Markets

1 Transportation


Second Avenue Subway – New York, NY

- Industry-leading position built on delivering our clients' most complex projects
- Funding environment buoyed by record state tax revenues and rainy day funds
- Ongoing client effort to diversify funding sources, as demonstrated by Measure M in Los Angeles and 36 states that have increased gas taxes in the past few years, including five states in 2019

2 Water


Gordie Howe Int'l Bridge – U.S. / Canada

- Strong wastewater opportunities, innovating with proprietary solutions (e.g., AGS)
- Key market drivers include ecosystem restoration, flood prevention, PFAS, and disaster recovery
- Delivered double-digit revenue growth across our core water markets, as well as double-digit growth in contracted backlog, in FY'19, supporting our expectation for continued growth in FY'20

3 Environment


U.S. Virgin Islands Disaster Recovery

- Less cyclical regulatory-supported business
- Restructured environment business to enhance our leadership position and profitability
- Emerging opportunities include PFAS, where our proprietary DE-FLUORO™ technology creates growth prospects

2020 Investor Day Page 18
AECOM

Investing to Capitalize on Key Market Drivers Delivering Services that Target Core External Themes: Digitization & Technology Integration Aging & Inadequate Infrastructure Urbanization & Shifting Demographics Sustainability Resilience Progressive engagement with key clients in transportation, water, environment and facilities markets Expand Core Business Longer-term differentiation against competitors through expanded technical and Professional Services capabilities New Revenue Streams Serve as a catalyst for city projects with a holistic approach to delivery building upon key relationships and understanding of interagency issues Growth City Emphasis At the heart of our business – world-class capability based on sharing, training and innovating technical excellence Technical Excellence Simple adaptive business models and risk management, efficient and effective systems, resourcing designed to support our clients Smart Operations Leaders and professionals empowered to deliver for clients, serve as the employer of choice in the industry and generate market-leading returns to stockholders Empowered Organization 2020 Investor Day Page 19 OPERATIONAL PILLARS GROWTH PILLARS

Innovating Hand-in-Hand with Our Clients REVOLUTIONIZING WASTEWATER TREATMENT PLANTS: AUTOMATED BUS CONSORTIUM: • Through a patent-pending nutrient removal and recovery technology, Aerobic Granular Sludge (AGS), we are developing innovative methods to increase water treatment capacity by 30 – 50% without expanding footprint • A first-of-its-kind effort to create a market for highly-automated large transit vehicles—a national program and coalition of transit and transportation agencies to procure and deploy 75-100 full size, full speed automated buses • With increasing demands for land use, our proprietary solution provides our clients a compelling method for improving water infrastructure and complying with new nutrient removal requirements • Includes participation by nearly a dozen agencies from across the U.S. • Initial scope focused on identifying pilot sites for each participating agency, preparing AV bus specifications and financial plans, conducting stakeholder outreach, and preparing implementation strategies • Substantial market opportunity with more than $30 billion of capex expected globally over the next decade 2020 Investor Day Page 20

W. Troy Rudd Chief Financial Officer 2020 Investor Day

Strong Professional Services Foundation

% of Segment Pro Forma Professional Services[2] Adj. Operating Income[1]

~90% DESIGN & CONSULTING SERVICES

- Leading engineering and design consulting business
- #1 rankings in key end markets that are benefitting from durable client funding environments – transportation, environmental and facilities
- Highly recurring client base and professional services contracting model provides for a low risk profile

~10% CONSTRUCTION MANAGEMENT

- Premier construction management business with unparalleled resumes in our core markets, led by the New York and Los Angeles metros
- Highly profitable with low capital intensity, which results in the highest ROIC[3] across the enterprise
- ~4 years of backlog visibility and robust pipeline

OUR FY'19 PRO FORMA PROFESSIONAL SERVICES[2] RESULTS PROVIDE SUBSTANTIAL MOMENTUM

Double-Digit Adj. EBITDA[1] Growth



+18% CAGR
$528M
$662M
$740M
FY'18
FY'19
FY'20E

Record DCS Margins
(Adj. Operating Income[1] / NSR[5])



+300 bps
8.5%
10.3%
11.5%+
FY'18
FY'19
FY'20E

Substantial CM Margin Improvement
(Adj. Operating Income[1] / NSR[5])



+330 bps
11.9%
15.2%
FY'18
FY'19

2020 Investor Day Page 22

AECOM

Robust Backlog Provides Us With Confidence • Professional Services2 backlog increased by 19% to more than $36 billion, providing tremendous long-term visibility $36.5B $30.7B CONSTRUCTION MANAGEMENT • DCS Americas contracted backlog grew 8% year-over-year to an all-time high • Construction Management backlog increased by 45% over the prior year, including large building and aviation wins, and provides nearly four years of revenue visibility DCS APAC DCS EMEA DCS AMERICAS FY’18 FY’19 2020 Investor Day Page 23 56% 7% 5% 32%

Ability to Perform Across Economic Cycles AECOM ORGANIC NSR5 GROWTH (2006 – 2011) • Our diversification by client, service and end market results in resiliency during periods of economic weakness 4% – Delivered double-digit NSR5 growth during the global recession (2007 – 2009) 13% – Infrastructure investment is prioritized during periods of economic weakness • Our strategic actions to de-risk the business provides further resiliency to cyclicality • Our substantial backlog – with more than 2 years of revenue – and our delevered balance sheet further positions us to deliver through varied economic cycles 2006 2007 2008 2009 2010 2011 2020 Investor Day Page 24 14% 10% 4%

We Have Substantially Increased Our Profitability

We Have Delivered a Step Change in Our Margins:

- ✓ *Simplified operating structure to reduce G&A*
- ✓ *Shrinking real estate portfolio to align with business transformation*
- ✓ *Rationalizing geographic footprint*
- ✓ *Concentrating investments in our highest-returning opportunities*
- ✓ *Leveraging scale by increasing utilization of our best-cost shared services and design centers to more efficiently deliver our work*

Resulting in Industry-Leading Margins:



8.7%
10.7%
~11.7%
12.9% - 13.4%
~12.0%
FY'18
FY'19
FY'20E
FY'21E
Peer Margin Targets[6]

Pro Forma Professional Services[2] (DCS+CM) Segment Level Adjusted EBITA[1] / NSR[5] Margins

~15M → **<10M**

FY'15 Real Estate Square Footage → *FY'20E Real Estate Square Footage*

Expect to Achieve Margins Ahead of Our Peers in FY'21

2020 Investor Day Page 25

AECOM

Focused on Delivering Industry-Leading Profitability

BUILDING ON OUR MOMENTUM:

1. *Continuing to optimize our cost structure*
2. *Investing in people, technology, and innovation to change how we deliver our work with scale enabling repeatable designs, digital libraries and proprietary technology (e.g. PFAS DE-FLUORO™ solution, Design Anomaly Detector, AGS)*
3. *Increasing utilization of best-cost shared service and design centers*
4. *Expanding review of geographic exposure to ensure alignment with ROIC[3] goals*



15.0%+
~12.0%
Peer Margin Targets[6]
AECOM Long-Term Target

Pro Forma Professional Services[2] (DCS+CM) Segment Level Adjusted EBITA[1] / NSR[5] Margins

150%

Planned Headcount Expansion in Manila Shared Service Center

20%+

CAGR (Hours Delivered from Best-Cost Design Centers, 2017-2020E)

AECOM

2020 Investor Day Page 26

FY'21 Outlook and Long-Term Financial Targets

FY'21 Expectations:

- Our strong backlog position provides for continued low-single digit organic NSR[5] growth
- We expect pro forma Professional Services[2] adjusted EBITDA[1] of $825 - $865 million in FY'21

Long-Term Financial Targets:

- Through our investments and execution of our plan, we are focused on delivering a greater than 15% NSR[5] margin in our Professional Services business[2]
- Cash conversion is expected to remain robust
- As a result, we expect to deliver a substantially increased ROIC[3], a key determinant of value creation

Key Pro Forma Professional Services[4] Financial Targets:

75%+
Normalized[7] Unlevered Free Cash Flow Conversion[8] (% of EBITDA)

15%+
Adj. EBITA[1] Margin Long-Term Target (NSR[5])

15%+
ROIC[3] Long-Term Target (vs. 8.3% in FY'19)



+17% CAGR
$528M
$662M
$720 -$760M
$825 - $865M
FY'18
FY'19
FY'20E
FY'21E

Pro Forma Professional Services[2] Adjusted EBITDA[1]

AECOM

2020 Investor Day Page 27

FY’20 Cash Flow Detail – Key Sources and Uses ENTERPRISE EXPECTED FY’20 N ORMALIZED7 FREE CASH FLOW4: Expected FY’20 Key Cash Sources / Uses: • Strong underlying cash flow in the business • Eliminating all stranded costs from the Management Services (MS) sale, and proactively addressing anticipated stranded costs resulting from our planned exit of at-risk, self-perform construction EXPECTED FY’20 FREE CASH FLOW4: • Elimination of MS cash flows resulting from sale • Unwind of MS sold accounts receivables, net of cash flow from new receivable sales within the pro forma Professional Services2 portfolio FY’20 Professional Services Restructuring Cash Costs Cash Use to Eliminate Stranded Costs $110 - $120 million • Potential upsides from outcomes on USVI net-receivable position $50 - 60 million • Other potential sources of cash include MS sale related $150 million contingent purchase price collection 2020 Investor Day Page 28 Total Expected FY’20 Restructuring Cash Cost $160 - $180 million

Professional Services Business with a Strong Cash Flow Profile

KEY ATTRIBUTES THAT RESULT IN CONSISTENTLY STRONG CASH GENERATION:

- Broadly diversified by end market, client type and service type
- High returning, lower-risk Professional Services model
- Public sector and blue-chip private sector client base

75%+
Unlevered Free Cash Flow Conversion[8] (% of EBITDA)

$555M
FY'20 Unlevered Free Cash Flow[8] (Normalized[7])

PROJECTED NORMALIZED[7] UNLEVERED FREE CASH FLOW CONVERSION[8] (IN MILLIONS)



$740
~$155
~$100
~$70
$555
~$80
$635
Adj. EBITDA[1] (FY'20E)
Normalized Cash Tax Expense
Capital Expenditures
Stock Compensation / Other
Unlevered Free Cash Flow[8] (FY'20E)
FY'21E FCF from EBITDA Growth
Unlevered Free Cash Flow[8] (FY'21E)

2020 Investor Day Page 29

AECOM

Capital Allocation Policy to Maximize Shareholder Value Transforming Our Capital Structure Executing Substantial Stock Repurchase Program Maximizing Stockholder Value Reduction and EBITDA 2.0 - 2.5x Net Leverage9 • Expected cash proceeds from the Management Services sale combined with expected positive FY’20 free cash flow4 support plan for balance sheet transformation and provide for substantial repurchase capacity • Completed $240 million of share repurchases to-date under our $1 billion authorization • Exited FY’19 with 2.2x net leverage9 and continue to target long-term leverage within our 2.0 – 2.5x range Expect to return substantially all free cash flow4 to shareholders through repurchases as our stock maintains a significant discount to Professional Services peers and our estimate of intrinsic value • 2020 Investor Day Page 30 Continued Debt Growth to Maintain Our Target Execute Stock Repurchases Under $1 Billion Board Authorization Long-term Focus on Capital Returns to Maximize Stockholder Value

Highly Attractive Opportunity to Deploy Capital to Repurchases

AS A PROFESSIONAL SERVICES BUSINESS, WE SEE AN ATTRACTIVE VALUE CREATION OPPORTUNITY IN OUR SHARES

- AECOM's current unlevered free cash flow yield is approximately 8%, a substantial discount to market averages
- This disconnect suggests a highly attractive value creation opportunity in AECOM shares, underscoring our commitment to repurchase shares
- As a result, we remain committed to repurchasing our shares



7.7%
4% - 5%
S&P 500 Average
AECOM Professional Services[10]
Unlevered Free Cash Flow Yield

2020 Investor Day Page 31

AECOM

Key Messages from Today: Delivering on Our Transformation EXECUTING ON OUR STRATEGIC AND FINANCIAL COMMITMENTS Delivered 13% adjusted EBITDA1 growth, a near-record backlog and record-high DCS margins, and our Professional Services business2 had even stronger 25% adjusted EBITDA1 growth and 19% backlog growth TRANSFORMING INTO A FOCUSED, HIGHER-VALUE PROFESSIONAL SERVICES FIRM We have taken and continue to take several strategic actions to transform into a higher-returning and lower-risk Professional Services business EXTENDING OUR LEADERSHIP POSITION WITH INNOVATION AND TECHNOLOGY Through innovation, technology, our unrivaled scale and depth of expertise, we are shaping how our clients solve their most complex challenges and growing our market share SETTING AMBITIOUS TARGETS TO LEAD OUR INDUSTRY We are focused on achieving industry-leading margins, ROIC3 and free cash flow4 conversion by executing on our strategic and financial objectives MAXIMIZING SHAREHOLDER VALUE Announced sale of the Management Services business at a premium valuation, which accelerates our balance sheet transformation and planned stock repurchases under our remaining $760 million Board authorization 2020 Investor Day Page 32

Appendix 2020 Investor Day

AECOM: The World’s Premier Infrastructure Firm We deliver professional services across the project lifecycle – from planning, design and engineering to consulting and construction management. Across the globe, we partner with our clients in the public and private sectors to solve their most complex challenges and pioneer innovative solutions. professionals ranked transportation and building design firm Fortune World’s Most Admired 5 years in a row Fortune 500 2020 Investor Day

Footnotes 1 Excludes the impact of non-operating items, such as acquisition and integration-related items, transaction-related expenses and restructuring costs and other items. See Regulation G Information for a complete reconciliation of Non-GAAP measures. 2 A non-GAAP measure comprised of the Company’s Design & Consulting Services, Construction Management and AECOM Capital businesses, and excludes expected stranded costs associated with planned separations and divestitures that are expected to be eliminated. 3 Return on invested capital, or ROIC, is calculated as the sum of adjusted net income as presented in the Company’s Regulation G Information and interest expense, net of interest income, divided by average quarterly invested capital as defined as the sum of attributable shareholder’s equity and total debt, less cash and cash equivalents. 4 Free cash flow is defined as cash flow from operations less capital expenditures net of proceeds from disposals. 5 Revenue, net of subcontract costs. 6 Peers include Arcadis, Jacobs People & Places Solutions, Stantec, Tetra Tech and WSP. 7 Normalized unlevered free cash flow excludes unusual events, such as transformational restructuring and other factors that are expected to impact free cash flow in FY’20. 8 Unlevered free cash flow is derived by adding back after-tax adjusted interest expense at a 25% tax rate and is after distributions to non-controlling interests. 9 Net debt-to-EBITDA, or net leverage, is comprised of EBITDA as defined in the Company’s credit agreement, which excludes stock-based compensation, and net debt as defined as total debt on the Company’s financial statements, net of cash and cash equivalents. 10 Reflects expected FY’20 normalized Professional Services unlevered free cash flow conversion of 75% of adjusted EBITDA and balance sheet as of Q4’19 adjusted to reflect the $2.35 billion of expected net proceeds from the Management Services sale. 2020 Investor Day Page 35

Key Attributes of Our Professional Services Business

- ✓ ***Diversified*** business with a proven track record of performing across varied economic cycles
- ✓ ***Focused*** on our core higher-returning and lower-risk businesses
- ✓ ***Leading*** position in key engineering and construction management markets
- ✓ ***Strengthened*** financial profile with a higher expected earnings growth and transformed balance sheet

Attractive Exposure to Key End Markets



4%
35%
28%
33%
Facilities
Transportation
Environment / Water
Power / Industrial

Balanced Geographic Exposure



6%
20%
54%
20%
U.S.
Asia Pacific
EMEA
Canada

Diverse Funding Sources



13%
43%
21%
23%
Private
State & Local Governments
Non-U.S. Governments
Federal U.S. Government

Lower-Risk Professional Services Business



6%
1%
39%
54%
Cost-Plus
Fixed Price (Design)
Construction Management GMP
Fixed Price (Construction)

All numbers are presented as a percentage of FY'19 NSR[5]

2020 Investor Day Page 36

AECOM

Historical Pro Forma Professional Services Financial Results

($ in millions)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019
Design & Consulting Services (DCS)										
Backlog	16,469	17,174	16,665	16,659	**16,659**	16,187	16,467	16,261	16,243	**16,243**
Revenue	1,942	2,005	2,105	2,171	**8,223**	2,030	2,101	2,055	2,082	**8,268**
Net Service Revenue (NSR)[5]	1,383	1,468	1,437	1,416	**5,704**	1,392	1,452	1,415	1,411	**5,670**
Operating Income	83	123	120	126	**455**	120	135	147	150	**552**
Adjusted Operating Income[1]	92	130	128	133	**483**	126	140	151	166	**584**
% of NSR	*6.6%*	*8.9%*	*8.9%*	*9.4%*	***8.5%***	*9.1%*	*9.7%*	*10.7%*	*11.8%*	***10.3%***
Construction Management (CM)										
Backlog	13,043	13,569	12,633	14,006	**14,006**	19,703	20,264	19,455	20,254	**20,254**
Revenue	1,427	1,351	1,486	1,392	**5,656**	1,323	1,310	1,303	1,430	**5,366**
Net Service Revenue (NSR)[5]	126	121	136	115	**498**	120	143	130	155	**547**
Operating Income	21	15	20	3	**58**	8	15	11	40	**74**
Adjusted Operating Income[1]	21	15	20	3	**59**	17	15	11	41	**83**
% of NSR	*16.7%*	*12.5%*	*14.8%*	*2.6%*	***11.9%***	*13.9%*	*10.7%*	*8.3%*	*26.1%*	***15.2%***
Unallocated Corporate G&A	(32)	(27)	(31)	(34)	**(125)**	(34)	(36)	(36)	(37)	**(143)**
AECOM Capital Operating Income	(3)	(3)	(4)	13	**4**	(0)	10	1	11	**21**
Professional Services Adjusted Operating Income[1]	78	115	113	116	**421**	109	129	127	181	**545**
Depreciation	29	31	32	33	**126**	32	35	34	37	**138**
Non-Controlling Interests	(5)	(5)	(6)	(5)	**(21)**	(5)	(7)	(6)	(7)	**(25)**
Other	1	0	0	0	**1**	1	1	1	1	**4**
Professional Services Adjusted EBITDA[1]	103	142	139	144	**528**	137	158	156	211	**662**

2020 Investor Day Page 37

AECOM

Pro Forma Professional Services Balance Sheet and Valuation

(in millions, except share price)	As of 9/30/19	Assumptions	Pro Forma 9/30/19[1]
Stock Price (current)	$42		$42
Shares Outstanding	161		161
Market Capitalization (current)	$6,762		$6,762
Total Debt	$3,403	*Addition of $2.2 Billion of Net Proceeds Results in Adjustment to Enterprise Value, Consistent with Lower Pro Forma EBITDA*	$3,403
Cash	$835		$3,035
Enterprise Value	$9,330		$7,088

Consolidated Financial Stats ($ in millions):	
Adjusted EBITDA (FY'20E)	$1,060
Professional Services[2] Financial Stats ($ in millions):	
Adjusted EBITDA (FY'20E)	$740
Normalized Unlevered Free Cash Flow[3] (ULFCF) Conversion	75%+
Normalized ULFCF[3] (FY'20E)	~$555
Normalized ULFCF[3] Yield	7.7%

[1] Reflects the collection of $2.2 billion of expected net cash proceeds from the sale of the Management Services business.

[2] Comprised of the Company's Design & Consulting Services, Construction Management and AECOM Capital businesses, and excludes expected stranded costs associated with planned separations and divestitures that are expected to be eliminated.

[3] Normalized unlevered free cash flow excludes unusual events, such as transformational restructuring and other factors that are expected to impact free cash flow in fiscal 2020. Unlevered free cash flow is derived by adding back after-tax adjusted interest expense at a 25% tax rate and is after distributions to non-controlling interests.

2020 Investor Day Page 38

AECOM

Regulation G Information

Reconciliation of Net Income Attributable to AECOM to EBITDA, Adjusted EBITDA and Professional Services Adjusted EBITDA

	Fiscal Years Ended Sept 30, 2018	Fiscal Years Ended Sept 30, 2019
Net income (loss) attributable to AECOM	$ 136.5	$ (261.1)
Income tax expense (benefit)	(19.6)	(0.1)
Income (loss) attributable to AECOM before income taxes	116.9	(261.2)
Depreciation and amortization expense[1]	281.0	292.1
Interest income[2]	(9.6)	(12.4)
Interest expense[3]	249.4	215.2
EBITDA	637.7	233.7
Noncore operating losses & transaction related expenses	57.4	35.8
Impairment of long-lived assets, including goodwill	168.2	615.4
Acquisition and integration-related items	(10.9)	(15.3)
Restructuring costs	-	95.4
Loss (gain) on disposal activities	2.9	10.4
FX gain from forward currency contract	(9.1)	-
Depreciation expense included in noncore operating losses and acquisition and integration-related items	(9.7)	(27.8)
Adjusted EBITDA	$ 836.5	$ 947.6
MS & At-Risk, Self-Perform Construction	308.8	286.1
Professional Services Adjusted EBITDA	$ 527.7	$ 661.5

[1] Includes the amount for noncontrolling interests in consolidated subsidiaries [2] Included in other income [3] Excludes related amortization

	Three Months Ended Sep 30, 2018	Three Months Ended Jun 30, 2019	Three Months Ended Sep 30, 2019	Twelve Months Ended Sep 30, 2018	Twelve Months Ended Sep 30, 2019
Reconciliation of Segment Income from Operations to Adjusted Income from Operations					
Design & Consulting Services Segment:					
Income from operations	$ 126.4	$ 147.2	$ 150.3	$ 455.1	$ 552.3
Noncore operating losses & transaction related expenses	0.9	(2.0)	(1.6)	2.8	(3.9)
Impairment of long-lived assets, including goodwill	-	-	15.2	-	15.2
Gain on disposal activities	-	-	(3.6)	-	(3.6)
Amortization of intangible assets	5.8	6.0	6.0	24.6	24.1
Adjusted income from operations	$ 133.1	$ 151.2	$ 166.3	$ 482.5	$ 584.1
Construction Services Segment:					
Income (loss) from operations	$ 21.3	$ 28.5	$ (569.1)	$ (109.2)	$ (506.0)
Acquisition and integration-related items	(4.8)	(4.2)	(4.2)	(12.7)	(16.8)
Noncore operating losses & transaction related expenses	16.6	7.0	9.3	54.5	37.1
Impairment of long-lived assets, including goodwill	-	-	590.5	168.2	590.5
Loss on disposal activities	0.8	7.4	-	2.9	7.4
Amortization of intangible assets	11.7	10.3	9.6	52.6	40.3
Adjusted income from operations	$ 45.6	$ 49.0	$ 36.1	$ 156.3	$ 152.5
Management Services Segment:					
Income from operations	$ 49.9	$ 52.5	$ 51.2	$ 199.6	$ 206.1
Noncore operating losses & transaction related expenses	-	(0.4)	3.0	-	2.6
Loss on disposal activities	-	-	6.6	-	6.6
Amortization of intangible assets	9.9	9.4	9.5	39.2	37.9
Adjusted income from operations	$ 59.8	$ 61.5	$ 70.3	$ 238.8	$ 253.2

2020 Investor Day Page 39

AECOM

Regulation G Information

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

	Three Months Ended			Twelve Months Ended	
	Sep 30, 2018	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018	Sep 30, 2019
Net cash provided by operating activities	$ 531.9	$ 76.9	$ 793.7	$ 774.6	$ 777.6
Capital expenditures, net	(21.2)	(24.7)	(14.3)	(86.9)	(83.4)
Free cash flow	$ 510.7	$ 52.2	$ 779.4	$ 687.7	$ 694.2

	Fiscal Years Ended Sep 30,				
	2015	2016	2017	2018	2019
Net cash provided by operating activities	$ 764.4	$ 814.2	$ 696.7	$ 774.6	$ 777.6
Capital expenditures, net	(69.4)	(136.8)	(78.5)	(86.9)	(83.4)
Free cash flow	$ 695.0	$ 677.4	$ 618.2	$ 687.7	$ 694.2

Reconciliation of Income from Operations to Adjusted Income from Operations

	Three Months Ended			Twelve Months Ended	
	Sep 30, 2018	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018	Sep 30, 2019
Income (loss) from operations	$ 177.0	$ 192.9	$ (419.7)	$ 424.9	$ 25.1
Noncore operating losses & transaction related expenses	17.5	4.6	10.7	57.2	35.8
Impairment of long-lived assets, including goodwill	-	-	615.4	168.2	615.4
Acquisition and integration-related items	(4.8)	(4.2)	(4.2)	(12.7)	(16.8)
Restructuring costs	-	-	16.2	-	95.4
Loss on disposal activities	0.8	7.4	3.0	2.9	10.4
Amortization of intangible assets	27.4	25.7	25.1	116.4	102.3
Adjusted income from operations	$ 217.9	$ 226.4	$ 246.5	$ 756.9	$ 867.6

Reconciliation of Revenue to Net Service Revenue

	Three Months Ended		Twelve Months Ended	
	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Sep 30, 2019
Design & Consulting Services				
Revenue	$ 2,171.3	$ 2,082.5	$ 8,223.2	$ 8,268.2
Less: subcontract costs	755.5	671.8	2,519.3	2,598.0
Net service revenue	$ 1,415.8	$ 1,410.7	$ 5,703.9	$ 5,670.2
Construction Management				
Revenue	$ 1,392.4	$ 1,429.7	$ 5,656.1	$ 5,366.0
Less: subcontract costs	1,277.2	1,274.3	5,158.2	4,818.8
Net service revenue	$ 115.2	$ 155.4	$ 497.9	$ 547.2

2020 Investor Day Page 40

AECOM

Regulation G Information

	Three Months Ended								Twelve Months Ended	
	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018	Sep 30, 2019
Reconciliation of Segment Income from Operations to Adjusted Income from Operations										
Design & Consulting Services:										
Income from operations	$ 85.3	$ 123.0	$ 120.4	$ 126.4	$ 119.5	$ 135.3	$ 147.2	$ 150.3	$ 455.1	$ 552.3
Noncore operating losses & transaction related expenses	-	1.2	0.7	0.9	0.9	(1.2)	(2.0)	(1.6)	2.8	(3.9
Impairment of long-lived assets, including goodwill	-	-	-	-	-	-	-	15.2	-	15.2
Gain on disposal activities	-	-	-	-	-	-	-	(3.6)	-	(3.6
Amortization of intangible assets	6.2	6.2	6.4	5.8	6.0	6.1	6.0	6.0	24.6	24.1
Adjusted income from operations	$ 91.5	$ 130.4	$ 127.5	$ 133.1	$ 126.4	$ 140.2	$ 151.2	$ 166.3	$ 482.5	$ 584.1
Construction Management:										
Income (loss) from operations	$ 20.7	$ 14.8	$ 19.9	$ 2.7	$ 7.9	$ 15.4	$ 10.9	$ 40.0	$ 58.1	$ 74.2
Noncore operating losses & transaction related expenses	-	-	-	-	8.5	(0.5)	(0.4)	0.3	-	7.9
Impairment of long-lived assets, including goodwill	-	-	-	-	-	-	-	-	-	-
Gain on disposal activities	-	-	-	-	-	-	-	-	-	-
Amortization of intangible assets	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	1.1	1.1
Adjusted income from operations	$ 21.0	$ 15.1	$ 20.2	$ 3.0	$ 7.9	$ 15.2	$ 10.7	$ 40.6	$ 59.2	$ 83.2

2020 Investor Day Page 41

AECOM

2020 Investor Day